UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 22, 2023

Graham Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-08462	16-1194720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Florence Avenue, Batavia, New York	14020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 343-2216

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GHM	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on August 22, 2023, the stockholders of the Graham Corporation (the “Company”) voted on the matters described below.

1.

The Company’s stockholders elected two directors, each for a three-year term expiring in 2026 or until his successor is duly elected and qualified. The number of shares that voted for the election of each such director, withheld authority to vote for each such director and represented broker non-votes with respect to each such director is summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
James J. Barber, Ph.D.	7,282,132	515,097	1,399,484
Troy A. Stoner	7,508,790	288,439	1,399,484

2.

On an advisory basis, the Company’s stockholders approved the compensation of the Company’s named executive officers (“NEOs”) as such compensation information was disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 10, 2023, including the Compensation Discussion and Analysis, compensation tables and other related narrative disclosures included therein. The table below summarizes the number of shares that voted for, against and abstained from voting on the compensation of the Company’s NEOs, as well as the number of shares representing broker non-votes with respect to such advisory vote.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,403,557	370,425	23,247	1,399,484

3.

On an advisory basis, the Company’s stockholders approved the frequency of future advisory votes on the compensation of the Company’s NEOs. Based on the results for this proposal, the Company has decided to hold a non-binding advisory vote every year to approve the compensation of the Company’s NEOs until the next required frequency vote. The number of shares that voted for a frequency of one year, two years, three years and abstained from voting on the frequency of future advisory votes on the compensation of the Company’s NEOs is summarized in the table below.

One Year	Two Years	Three Years	Abstentions
6,797,302	34,878	939,572	25,477

4.

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. The number of shares that voted for, against and abstained from voting for the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024 is summarized in the table below.

Votes For	Votes Against	Abstentions
9,053,690	117,757	25,266

5.

The Company’s stockholders approved Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan. The table below summarizes the number of shares that voted for, against and abstained from voting on the proposal to approve Amendment No. 1 to the 2020 Graham Corporation Equity Incentive Plan, as well as the number of shares representing broker non-votes with respect to such proposal.

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,647,199	102,763	47,267	1,399,484

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Corporation

Date: August 23, 2023	By:	/s/ Christopher J. Thome
Christopher J. Thome
Vice President – Finance, Chief Financial Officer and Chief Accounting Officer